SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class A
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/8/94

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years     10 Years*

P   =  Initial Investment        $1,000      n/a        1,000

ERV =  Ending Redeemable Value   $1120       n/a        $1337

T   =  Average Annual
       Total Return              11.96%      n/a         11.62%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $471,778

Expenses                        $234,253

Reimbursement                         $0

Average shares                18,157,901

NAV                               $11.41

Sales Charge                       5.75%

POP                               $12.11

Yield at POP                       1.30%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class B
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/16/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year   5 Years   10 Years*

P   =  Initial Investment        $1,000    n/a       $1,000

ERV =  Ending Redeemable Value   $1180     n/a       $1393

T   =  Average Annual
       Total Return               18.04%   n/a       13.49%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $447,288

Expenses                        $340,610

Reimbursement                         $0

Average shares                17,422,229

NAV                               $11.29

Maximum Contingent Deferred
  Sales Charge                      5.0%

Yield at NAV                       0.65%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class C
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 9/1/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       $1,000

ERV =  Ending Redeemable Value   $1180       n/a       $1398

T   =  Average Annual
       Total Return               18.01%     n/a        17.48%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $60,904

Expenses                         $46,302

Reimbursement                         $0

Average shares                 2,380,890

NAV                               $11.24

Maximum Contingent Deferred
  Sales Charge                      1.0%

Yield at NAV                       0.66%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class M
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 2/3/95

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years   10 Years*

P   =  Initial Investment        $1,000      n/a       1,000

ERV =  Ending Redeemable Value   $1180       n/a       $1398

T   =  Average Annual
       Total Return              18.01%       n/a      20.44%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $25,284

Expenses                         $16,977

Reimbursement                         $0

Average shares                   981,272

NAV                               $11.32

Sales Charge                       3.50%

POP                               $11.73

Yield at POP                       0.87%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Asset Allocation Funds - Growth Portfolio --
Class Y
Fiscal period ending: 9/30/96
Inception date (if less than 10 years of performance): 7/14/94

TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods   1 Year    5 Years      10 Years*

P   =  Initial Investment       $1,000     n/a         $1,000

ERV =  Ending Redeemable Value  $1192      n/a         $1479
T   =  Average Annual
       Total Return             19.20%     n/a          19.26%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

               Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends          $131,515

Expenses                         $53,773

Reimbursement                         $0

Average shares                 5,039,367

NAV                               $11.47

Yield at NAV                       1.62%